News Release
                                  ------------

January 29, 2004                             Contact: Dennis R. Stewart, EVP/CFO
FOR IMMEDIATE RELEASE                                   (215) 579-4000

                 TF Financial Corporation Announces 2003 Results
                             and Quarterly Dividend

Newtown, Pennsylvania: TF Financial Corporation (Nasdaq National Market - THRD) today reported a net loss of $5,834,000 ($2.30 per diluted share) for 2003, compared with net income of $5,092,000 ($1.91 per diluted share) during 2002. Year to date earnings for 2003 include the $9,334,000 ($3.35 per diluted share) after-tax net cost of the Corporation's debt refinancing transaction completed during the third quarter of 2003. Excluding this transaction, the Corporation's net income was $3,500,000 ($1.27 per diluted share) for 2003. During the fourth quarter of 2003 net income was $1,516,000 ($0.54 per diluted share) compared with $1,438,000 ($0.54 per diluted share) during the fourth quarter of 2002.

The Corporation also announced that its Board of Directors had declared a quarterly cash dividend of $0.15 per share, payable February 17, 2004 to shareholders of record on February 9, 2004.

On September 12, 2003 the Corporation announced that it had completed a series of transactions that resulted in the refinancing or repayment of $187.4 million of Federal Home Loan Bank borrowings whose interest cost to the Corporation had been 5.46%. $80 million of these borrowings were refinanced at 3.23%; the remaining $107.4 million were repaid. The refinancing and early repayment costs charged by the Federal Home Loan Bank were $13,765,000. In addition, a portion of the funds used to repay these borrowings came from the sale of $79.7 million of investment securities and mortgage-backed securities, which had been yielding 1.93%, that produced a loss of $377,000. The combined effect of these transactions was a cost of $14,142,000 or $9,334,000 after tax. The intent of the transaction was to positively affect the Corporation's future net interest income. During the fourth quarter of 2003 the Corporation reported $5,541,000 of net interest income, an increase of $1,422,000 or 35% when compared with the $4,119,000 reported for the third quarter of 2003.

Record low levels of market interest rates again played a significant role in the Corporation's operating results for 2003. Throughout the year mortgage loan rates decreased steadily, reaching record low levels during the third quarter. As a result the Corporation's mortgage loans and mortgage related securities repaid at very high levels, reducing the yield on these portfolios. However, the Corporation reacted by increasing its loan origination activities and benefited from its community banking presence as borrowers sought local lenders with attractive loan products and personal service. At year end, loans totaled $406.8 million, up $34.6 million or 9.3% over year end 2002. The Corporation also experienced good deposit growth during the year as deposits increased in all categories and in total by $16.8 million or 3.8%.

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Savings Bank, which operates 14 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer
County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Corporation does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Corporation.

TF FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)

                                                           THREE MONTHS                      TWELVE MONTHS
                                                           ------------          INC         -------------        INC
                                                        12/31/03   12/31/02     (DEC)     12/31/03   12/31/02    (DEC)
                                                        --------   --------     -----     --------   --------    -----


EARNINGS SUMMARY

           Interest Income                              $ 7,729    $ 9,377      -17.6%   $ 32,377   $ 40,455     -20.0%
           Interest expense                               2,188      5,390      -59.4%     15,252     22,660     -32.7%
           Net interest income                            5,541      3,987       39.0%     17,125     17,795      -3.8%
           Loan loss provision                               60        150      -60.0%        330        988     -66.6%
           Non-interest income                              636      1,316      -51.7%      2,690      3,304     -18.6%
           Non-interest expense                           3,887      3,255       19.4%     28,703     13,414     114.0%
           Income taxes                                     714        460       55.2%     (3,384)     1,605    -310.8%
           Net income (loss)                            $ 1,516    $ 1,438        5.4%   $ (5,834)   $ 5,092    -214.6%

           Pro forma net income (b)                     $ 1,516    $ 1,438        5.4%    $ 3,500    $ 5,092     -31.3%

PER SHARE INFORMATION

           Earnings per share, basic (a)                 $ 0.59     $ 0.58        1.7%    $ (2.30)    $ 2.06    -211.7%
           Earnings per share, diluted (a)               $ 0.54     $ 0.54        0.0%    $ (2.30)    $ 1.91    -220.4%

           Pro forma earnings per share, basic (b)       $ 0.59     $ 0.58        1.7%     $ 1.38     $ 2.06     -33.0%
           Pro forma earnings per share, diluted (b)     $ 0.54     $ 0.54        0.0%     $ 1.27     $ 1.91     -33.5%
           Dividends paid                                $ 0.15     $ 0.15        0.0%     $ 0.60     $ 0.60       0.0%



FINANCIAL RATIOS

           Annualized return on average assets (b)         1.00%      0.79%       26.6%      0.52%      0.71%     -26.8%
           Annualized return on average equity (b)        11.14%      9.13%       22.0%      5.75%      8.47%     -32.1%
           Efficiency ratio (b)                           63.54%     63.17%        0.6%     75.21%     66.70%      12.8%

AVERAGE BALANCES

           Loans                                       $401,769   $365,685        9.9%  $ 378,414   $362,104       4.5%
           Mortgage-backed securities                   128,090    181,949      -29.6%    154,721    200,316     -22.8%
           Investment securities                         31,935     48,358      -34.0%     62,747     50,072      25.3%
           Other interest-earning assets                  3,181     96,490      -96.7%     45,590     74,058     -38.4%
           Total earning assets                         564,975    692,482      -18.4%    641,472    686,550      -6.6%
           Non-earning assets                            36,416     33,734        8.0%     33,839     34,494      -1.9%
           Total assets                                 601,391    726,216      -17.2%    675,311    721,044      -6.3%

           Deposits                                     458,458    441,428        3.9%    449,925    433,522       3.8%
           FHLB advances                                 83,020    215,566      -61.5%    160,325    219,797     -27.1%
           Total interest bearing liabilities           541,478    656,994      -17.6%    610,250    653,319      -6.6%
           Non-interest bearing liabilities               5,903      6,736      -12.4%      4,195      7,603     -44.8%
           Stockholders' equity                          54,010     62,486      -13.6%     60,866     60,122       1.2%
           Total liabilities & stockholders'           $601,391   $726,216      -17.2%  $ 675,311   $721,044      -6.3%
                equity



SPREAD AND MARGIN ANALYSIS

Average yield on:
           Loans                                           5.96%      6.80%                  6.18%      7.09%
           Mortgage-backed securities                      4.36%      5.02%                  4.35%      5.70%
           Investment securities                           3.42%      4.19%                  2.88%      4.54%
           Other interest-earning assets                   1.37%      1.23%                  1.04%      1.48%
Average cost of:
           Deposits                                        1.33%      2.16%                  1.57%      2.42%
           FHLB advances                                   3.11%      5.50%                  5.12%      5.53%

Interest rate spread                                       3.82%      2.12%                  2.55%      2.42%
Net interest margin                                        3.89%      2.28%                  2.67%      2.59%


TF FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)


                                                           THREE MONTHS                      TWELVE MONTHS
                                                           ------------          INC         -------------        INC
                                                        12/31/03   12/31/02     (DEC)     12/31/03   12/31/02    (DEC)
                                                        --------   --------     -----     --------   --------    -----
NON-INTEREST INCOME

           Retail banking fees                          $   636    $   545       16.7%  $   2,372  $   2,114      12.2%
           Gain on sales of securities                        -        771     -100.0%        208      1,190     -82.5%
           Gain on sale of real estate                        -          -        0.0%        110          -       0.0%


NON-INTEREST EXPENSE

           Salaries and benefits                          2,130      1,839       15.8%      8,186      7,629       7.3%
           Occupancy                                        583        580        0.5%      2,488      2,303       8.0%
           Deposit insurance                                 17         19      -10.5%         72         75      -4.0%
           Professional fees                                181        104       74.0%        609        408      49.3%
           Deposit intangible amortization                   40         48      -16.7%        185        222     -16.7%
           Advertising                                      138        111       24.3%        551        441      24.9%
           Other                                            798        554       44.0%      2,847      2,336      21.9%
           Debt prepayment fee                                -          -        0.0%     13,765          -       0.0%

                                                                                          INC
                                                      12/31/03              12/31/02     (DEC)
                                                      --------              --------     -----
DEPOSIT INFORMATION

           Non-interest checking                       $ 26,375               $ 20,810      26.7%
           Interest checking                             52,647                 48,496       8.6%
           Money market                                  44,688                 43,677       2.3%
           Savings                                      188,673                182,813       3.2%
           CD's                                         146,960                146,762       0.1%

OTHER PERIOD ENDING INFORMATION

Per Share
           Book value                                  $  21.16               $  25.31
           Tangible book value                         $  19.35               $  23.34
           Closing market price                        $  34.20               $  24.71

Balance sheet
           Loans,net                                   $404,649               $370,092       9.3%
           Cash and cash equivalents                      8,241                100,580     -91.8%
           Mortgage-backed securities                   130,404                169,835     -23.2%
           Investment securities                         31,802                 53,450     -40.5%
           Total assets                                 606,200                721,032     -15.9%
           FHLB advances and other                       86,853                207,359     -58.1%
           Stockholders' equity                          54,928                 62,840     -12.6%

ASSET QUALITY
           Non-performing loans                           2,282                  3,822     -40.3%
           Loan loss reserves                             2,111                  2,047       3.1%
           Reserves to gross loans                         0.52%                  0.55%     -5.5%
           Non-performing loans to gross loans             0.56%                  1.03%    -45.6%
           Non-performing loans to total assets            0.38%                  0.53%    -28.3%
           Foreclosed property                              868                     84     933.3%
           Foreclosed property to total assets             0.14%                  0.01%   1300.0%
           Non-performing assets to total assets           0.52%                  0.54%     -3.7%

OTHER STATISTICAL INFORMATION
           Shares outstanding (000's) (a)                 2,596                  2,483
           Number of branch offices                          14                     13
           Full time equivalent employees                   171                    169

          (a)  excludes employee stock ownership plan shares.

          (b)  excludes  $14,142,000  pre-tax and $9,334,000  ($3.35 per diluted share) after tax cost attributable to the debt refinancing transaction.